SunAmerica Focused Series, Inc

Copies of any new or amended Registrant investment advisory contract

(i) Investment Advisory and Management Agreement as amended on
March 6, 2007 hereby incorporated by reference to Exhibit D(ii) of Post-Effective Amendment No. 54 to the Registrants registration statement on Form N-1A, filed on March 15, 2007
(SEC Accession No. 0001193125-07-055764).

(ii) Subadvisory Agreement between AIG SunAmerica and Allegiant Asset Management Co. dated June 1, 2006 hereby incorporated by reference to Exhibit D(xxii) of Post-Effective Amendment No. 53 to the Registrants registration statement on Form N-1A, filed on February 28, 2007 (SEC Accession No. 0001193125-07-042816).

(iii) Subadvisory Agreement between AIG SunAmerica and BlackRock Investment Management, LLC dated September 30, 2006 hereby incorporated by reference to Exhibit D(xxiv) of Post-Effective Amendment No. 53 to the Registrants registration statement on Form N-1A, filed on February 28, 2007
(SEC Accession No. 0001193125-07-042816).

(iv) Amendment to Subadvisory Agreement between AIG SunAmerica and BlackRock Investment Management LLC dated December 18, 2006 hereby incorporated by reference to Exhibit D(xxv) of Post-Effective Amendment No. 53 to the Registrants registration statement on Form N-1A, filed on February 28, 2007
(SEC Accession No. 0001193125-07-042816).

(v) Amendment to Subadvisory Agreement between AIG SunAmerica and
Thornburg Investment Management, Inc. dated November 18, 2006 hereby incorporated by reference to Exhibit D(xxvi) of Post-Effective
Amendment No. 53 to the Registrants registration statement on Form N-1A, filed on February 28, 2007
(SEC Accession No. 0001193125-07-042816).

(vi) Amendment to Subadvisory Agreement between AIG SunAmerica and Dreman Value Management, LLC dated January 2, 2007 hereby incorporated by reference to Exhibit D(xxvii) of Post-Effective Amendment No. 53 to the Registrants registration statement on Form N-1A, filed on February 28, 2007 (SEC Accession No. 0001193125-07-042816).

(vii) Amendment to Subadvisory Agreement between AIG SunAmerica and BlackRock Investment Management LLC dated March 15, 2007 hereby incorporated by reference to Exhibit D(xxix) of Post-Effective Amendment No. 54 to the Registrants registration statement on Form N-1A, filed on March 15, 2007
(SEC Accession No. 0001193125-07-055764).

(viii) Amendment to Subadvisory Agreement between AIG SunAmerica and Kinetics Investment Management dated March 15, 2007 hereby incorporated by reference to Exhibit D(xxx) of Post-Effective Amendment No. 54 to the Registrants registration statement on Form N-1A, filed on March 15, 2007
(SEC Accession No. 0001193125-07-055764).

(ix) Amendment to Subadvisory Agreement between AIG SunAmerica and Janus Capital Management, LLC dated March 15, 2007 hereby incorporated by reference to Exhibit D(xxxi) of Post-Effective Amendment No. 54 to the Registrants registration statement on Form N-1A, filed on March 15, 2007
(SEC Accession No. 0001193125-07-055764).

(x) Amendment to Subadvisory Agreement between AIG SunAmerica and Thornburg Investment Management, Inc. dated March 15, 2007 hereby incorporated by reference to Exhibit D(xxxii) of Post-Effective
Amendment No. 54 to the Registrants registration statement on Form N-1A, filed on March 15, 2007
(SEC Accession No. 0001193125-07-055764).